AQR FUNDS

Supplement dated May 20, 2026 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary Prospectus and Prospectus, each dated May 1, 2026 (“Summary Prospectus” and “Prospectus,” respectively) of the AQR Long-Short Equity Fund and AQR Equity Market Neutral Fund (each, a “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

Effective June 19, 2026, each of the AQR Long-Short Equity Fund and AQR Equity Market Neutral Fund will be closed to new investors, subject to certain exceptions as set out below under the heading “Closed Fund Policies.”

Additionally, effective June 19, 2026, the following section entitled “Closed Fund Policies” is added to the Prospectus directly after the section of the Prospectus entitled “How to Buy Class N Shares, Class I Shares and Class R6 Shares”:

Closed Fund Policies

Effective at the close of business of the below dates (each, a “Closing Date”), the following Funds (each, as of its Closing Date, a “Closed Fund”) will be closed to new investors, subject to certain exceptions.

Closed Fund	Closing Date
AQR Long-Short Equity Fund	June 19, 2026
AQR Equity Market Neutral Fund	June 19, 2026

Existing shareholders of a Closed Fund as of the Closing Date are permitted to make additional investments in that Closed Fund and reinvest dividends and capital gains after the Closing Date in any account that held shares of the Closed Fund as of the Closing Date.

Notwithstanding the closing of a Closed Fund, you may open a new account in the Closed Fund (including through an exchange from another series of the Trust (each, a “Series”)) and thereafter reinvest dividends and capital gains in the Closed Fund if you meet the Closed Fund’s and share class eligibility requirements and are:

•

A current shareholder of the applicable Closed Fund as of the Closing Date—either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name—opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;

•

A qualified defined contribution retirement plan that offers the applicable Closed Fund as an investment option of the plan (or another plan sponsored by the same employer), as of the Closing Date purchasing shares on behalf of new and existing participants;

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A registered investment advisory firm, insurance company, private bank, trust company or wrap-fee program who, as of the Closing Date, has included the applicable Closed Fund as part of a discretionary fee-based program or model portfolio purchasing shares on behalf of a new or existing client;

•	A broker-dealer who, as of the Closing Date, has included the applicable Closed Fund in a discretionary model portfolio purchasing shares on behalf of new and/or existing clients in such programs;

•	An investor who submitted a letter of intent to invest in the Closed Fund that was accepted by the Adviser on or prior to the Closing Date;

•

An investor in another account or fund managed by the Adviser transferring, either by exchange or redemption and subsequent purchase, into a Closed Fund with a similar principal investment strategy where the Adviser concludes, in its judgment, that the transfer will not adversely affect the applicable Closed Fund;

•

A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families; or

•	Any fund or account advised by the Adviser.

Some trading platforms may have systems limitations that prevent them, in whole or in part, from implementing the distinctions between investors eligible or ineligible to invest in a Closed Fund pursuant to the requirements detailed above. In addition, the ability to permit, limit or decline investments in accordance with the eligibility requirements set out above may vary depending upon system limitations discussed above as well as applicable contractual and legal restrictions and cooperation of financial institutions and/or intermediaries.

Each Closed Fund reserves the right to (i) allow investments in Closed Funds that do not fit within the eligibility requirements above pursuant to guidelines approved by the Funds’ Board of Trustees, (ii) reject any investment, including those pursuant to eligibility requirements detailed above, and (iii) close and re-open the Closed Fund to new or existing shareholders at any time.

Investors may be required to demonstrate eligibility to purchase shares of a Closed Fund before an investment is accepted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE